UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 16, 2007
                Date of Report (Date of earliest event reported)
                                   Yahoo! Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-28018                 77-0398689
(State or other jurisdiction  (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification No.)

                                 701 First Ave.
                           Sunnyvale, California 94089
          (Address of principal executive offices, including zip code)

                                 (408) 349-3300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

         On October 16, 2007, Yahoo! Inc., a Delaware corporation ("Yahoo!") announced its financial results for the third quarter ended September 30, 2007 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached hereto as
Exhibit 99.1.

         The information in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Yahoo! under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

         The following exhibit is furnished with this report on Form 8-K:

         99.1    Yahoo! Inc. Press Release dated October 16, 2007.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        YAHOO! INC.

                                        By:  /s/ Blake Jorgensen
                                             -----------------------------------
                                             Blake Jorgensen
                                             Chief Financial Officer (Principal
                                             Financial Officer)

Date: October 16, 2007

                                   YAHOO! INC.

                                INDEX TO EXHIBITS



Exhibit Number               Description
--------------               -----------
     99.1                    Yahoo! Inc. Press Release dated October 16, 2007